Dreyfus/The Boston Company Emerging Markets Core Equity Fund
Summary Prospectus February 1, 2011
Class Ticker A DBEAX C DBECX I SBCEX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated February 1, 2011, are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 9 of the Prospectus and in the How to Buy Shares section on page B-57 of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	1.00	none
Redemption fee (as a percentage of transaction amount;	2.00	2.00	2.00
charged only when selling shares you have owned for less than 60 days)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management fees	1.10	1.10	1.10
Distribution (Rule 12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)	2.59	2.33	1.97
Total annual fund operating expenses	3.69	4.18	3.07
Fee waiver and/or expense reimbursement*	(1.44)	(1.18)	(1.57)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.25	3.00	1.50

*The Dreyfus Corporation has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until February 1, 2012, so that annual direct fund operating expenses of Class A shares, Class C shares and Class I shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 2.00%, 2.00% and 1.50%, respectively. After February 1, 2012, The Dreyfus Corporation may terminate this expense waiver at any time.

6919SP0211

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$790	$1,514	$2,257	$4,202
Class C	$403	$1,163	$2,037	$4,285
Class I	$153	$800	$1,474	$3,273

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$790	$1,514	$2,257	$4,202
Class C	$303	$1,163	$2,037	$4,285
Class I	$153	$800	$1,474	$3,273

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 102.30% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of companies that are located in foreign countries represented in the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index. The fund intends to invest in a broad range of countries and will invest generally in a minimum of five different countries. However, the fund is not required to invest in every country represented in, or to match the country weightings of, the MSCI EM Index.

The fund employs a bottom-up investment approach which emphasizes individual stock selection through the use of proprietary computer models and fundamental analysis for the fund. The fund’s stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend. Country, sector and industry allocations are generally in line with the MSCI EM Index, but deviations from the MSCI EM Index may occur.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Foreign investment risk. Investments in foreign securities carry additional risks, including exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. To the extent the fund’s investment are concentrated in a limited number of foreign countries, the fund’s performance could be more volatile than that of more geographically diversified funds. The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies.

• Emerging market risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

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• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, which will reduce the value of investments denominated in those currencies held by the fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class I shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class I
Best Quarter Q2, 2009: 33.06% Worst Quarter Q4, 2008: -28.88%

After-tax performance is shown only for Class I shares. After-tax performance of the fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The performance figures for the fund’s Class A and Class C shares for periods prior to 3/31/09 reflect the performance of the fund’s Class I shares, adjusted to reflect each share class’ applicable sales charges. Such performance figures have not been adjusted, however, to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class A and Class C shares for such periods may have been lower. For comparative purposes, the value of the MSCI EM Index on 6/30/06 is used as the beginning value on 7/10/06.

Average Annual Total Returns (as of 12/31/10) Class (Inception Date)
	1 Year	Since Inception
Class I (7/10/06) returns before taxes	18.05%	13.63%
Class I returns after taxes on distributions	18.43%	12.74%
Class I returns after taxes on distributions and sale of fund shares	12.27%	11.63%
Class A (3/31/09) returns before taxes	10.43%	11.87%
Class C (3/31/09) returns before taxes	15.17%	13.01%
MSCI EM Index reflects no deduction for fees, expenses or taxes	19.20%	12.88%
Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation. Sean P. Fitzgibbon, CFA, and Jay Malikowski have served as the fund’s co-primary portfolio managers since January 2010. Messrs. Fitzgibbon and Malikowski are employees of The Dreyfus Corporation and The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. Mr. Fitzgibbon also is a senior managing director, portfolio manager, research analyst and head of the global core equity team at TBCAM. Mr. Malikowski also is a vice president, portfolio manager, research analyst and member of the global core equity team at TBCAM.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

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Tax Information

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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